Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 4/15/2004


Blended Coupon 6.4874%


Excess Protection Level
3 Month Average   4.72%
November, 1999   4.98%
October, 1999   5.24%
September, 1999   3.94%


Cash Yield18.36%


Investor Charge Offs 4.89%


Base Rate 8.49%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,130,074,923.19